PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity

Prudential Retirement Security Annuity II

Prudential Retirement Security Annuity III

Prudential Retirement Security Annuity IV

Supplement to Prospectuses Dated May 1, 2015

Supplement dated August 28, 2015

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We were notified of a problem with our affiliated portfolios’ accounting agent’s system on Monday, August 24, 2015. Due to a system problem, the values of the units for certain Sub-accounts may reflect pricing and holdings as of a prior date and/or may not have been reported accurately. Once the accurate unit prices of the Sub-accounts are determined, we will correct all account values and transactions, as needed, to reflect the correct unit values.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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